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                                                                    Exhibit 23.1

                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Cabot Industrial Trust's previously filed Registration Statements on Form S-3 (File Nos. 333-71585, 333-71565, 333-61543, 333-93851, 333-51292) and S-8 (File Nos.
333-65169, 333-95095).


Boston, Massachusetts                                        ARTHUR ANDERSEN LLP
March 23, 2001